UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 11, 2015

GFI GROUP INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34897	80-0006224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Water Street, New York, NY 10041

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 968-4100

(Former name or former address, if changed since last report)

(Explanatory Note: Since June 1, 2015, the registrant has been a voluntary filer not subject to the filing requirements of Section 13 or 15(d) of the Exchange Act of 1934. As a voluntary filer, the registrant filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant would have been required to file such reports) as if it were subject to such filing requirements.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 15, 2015, GFI Group Inc. filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K reporting the completion of the disposition of all of the equity interests in the entities that make up the Trayport business to Intercontinental Exchange, Inc.  This Amendment No. 1 to Current Report on Form 8-K/A amends Item 2.01 and Item 9.01 of the Current Report on Form 8-K filed on December 15, 2015 to present certain unaudited pro forma financial information in connection with such transaction, which unaudited pro forma financial information is filed as an exhibit hereto.

Item 2.01.                                     Completion of Acquisition or Disposal of Assets

As previously reported, on December 11, 2015 GFI Group Inc. (the “Company” or “GFI”) completed the disposition of all of the equity interests in the entities that make up the Trayport business to Intercontinental Exchange, Inc. (“ICE”) for 2,527,658 shares of the common stock of ICE with respect to the $650 million purchase price as adjusted at closing (the “Trayport Transaction”).  The Trayport Transaction was pursuant to the previously reported Stock Purchase Agreement, dated as of November 15, 2015, by and among GFINet, Inc., GFI TP Holdings Pte Ltd., ICE, GFI, and BGC Partners, Inc.  The Company has the right to sell the shares of ICE common stock that it received upon completion of the Trayport Transaction pursuant to a registration rights agreement entered into at the closing.  In connection with the completion of the Trayport Transaction, the Company incurred a banking fee from Cantor Fitzgerald & Co., an affiliate, of approximately $5.1 million.

Discussion of Forward-Looking Statements by GFI

Statements in this report regarding GFI that are not historical facts are forward-looking statements that involve risks and uncertainties. Except as required by law, GFI undertakes no obligation to release any revisions to any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual events and results to differ from those contained in the forward-looking statements, see GFI’s SEC filings, including, but not limited to, the risk factors set forth in its public filings, including its most recent Form 10-K and any updates to such risk factors contained in subsequent Form 10-Q or Form 8-K filings. These risks include those related to the possibility that any of the anticipated benefits of the Trayport Transaction will not be realized; the effect of the Trayport Transaction on GFI’s business relationships, operating results and business generally; general competitive, economic, political and market conditions and fluctuations; and actions taken or conditions imposed by regulatory authorities.

Item 9.01.                                     Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information specified in Article 11 of Regulation S-X is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(d)   Exhibits

99.1                       Unaudited pro forma condensed consolidated financial information:

•	Unaudited pro forma condensed consolidated statement of financial condition as of September 30, 2015.

•	Unaudited pro forma condensed consolidated statements of operations for the fiscal year ended December 31, 2014 and for the nine months ended September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2015	GFI GROUP INC.

	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman and Chief Executive Officer

Signature page to Form 8-K/A, filed on December 17, 2015, regarding the Company’s pro forma information with respect to the Trayport Transaction with ICE

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Unaudited pro forma condensed consolidated financial information:
• Unaudited pro forma condensed consolidated statement of financial condition as of September 30, 2015.
• Unaudited pro forma condensed consolidated statements of operations for the fiscal year ended December 31, 2014 and for the nine months ended September 30, 2015.